Property and Equipment,Net	12 Months Ended
Dec. 31, 2021
Property Plant And Equipment [Abstract]
Property and Equipment,Net
4.	PROPERTY AND EQUIPMENT, NET

Property and equipment consisted of the following:

	As of December 31,
	2020	2021
	RMB	RMB
Electronic equipment	127,650	183,893
Leasehold improvement	47,988	40,697
Software	18,683	18,804
Furniture and office equipment	7,980	11,832
Total	202,301	255,226
Less: accumulated depreciation	(97,078)	(127,986)
Less: accumulated impairment loss	—	(57,429)
	105,223	69,811

Depreciation expenses were RMB22,675, RMB39,700 and RMB64,756 for the years ended December 31, 2019, 2020 and 2021, respectively. During the year ended December 31, 2021, RMB91,016 impairment loss was recorded in relation to the leasehold improvements of selected office spaces and electronic equipment while the Group exited the online K-12 tutoring services. The Group had disposed certain impaired property and equipment for the year ended December 31, 2021.